U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 11, 2006
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrants’ telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
On May 10, 2006, we disclosed on our website an amended supplemental analyst package in connection with our first quarter earnings, which package contained a revised Consolidated Balance Sheet. This amendment is being filed to amend our Current Report on Form 8-K filed on April 12, 2006 in order to revise the Consolidated Balance Sheet page so that it conforms to the information contained in the amended supplemental analyst package. In the Consolidated Balance Sheet included in this amendment, we revised (in thousands), as of March 31, 2006, the following line items in our Assets section: cash and cash equivalents of $168,007, accounts receivable, net, of $148,907, total assets of $7,043,563, and the following line items in our Liabilities and Stockholders’ Equity section: minority interest of limited partnership unitholders was $87,973, total minority interests of $1,188,617, common equity of $1,764,071, total stockholders’ equity of $1,939,402 and total liabilities and stockholders’ equity of $7,043,563, not $158,067, $151,864, $7,036,580, $87,641, $1,188,285, $1,757,420, $1,932,751 and $7,036,580, respectively, as originally reported on our Current Report on Form 8-K filed on April 12, 2006.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	As of
	March 31, 2006	December 31, 2005
Assets

Investments in real estate:
Total investments in properties	$6,913,524	$6,798,294
Accumulated depreciation	(736,760)	(697,388)

Net investments in properties	6,176,764	6,100,906
Investments in unconsolidated joint ventures	118,472	118,653
Properties held for contribution, net	266,311	32,755
Properties held for divestiture, net	31,201	17,936

Net investments in real estate	6,592,748	6,270,250
Cash and cash equivalents	168,007	267,233
Mortgages and loans receivable	21,589	21,621
Accounts receivable, net	148,907	178,682
Other assets	112,312	64,953

Total assets	$7,043,563	$6,802,739

Liabilities and Stockholders’ Equity

Secured debt	$1,917,805	$1,912,526
Unsecured senior debt securities	950,937	975,000
Unsecured credit facilities	734,110	490,072
Other debt	63,543	23,963
Accounts payable and other liabilities	249,149	263,744

Total liabilities	3,915,544	3,665,305
Minority interests:
Joint venture partners	899,658	853,643
Preferred unitholders	200,986	278,378
Limited partnership unitholders	87,973	89,114

Total minority interests	1,188,617	1,221,135
Stockholders’ equity:
Common equity	1,764,071	1,740,751
Preferred equity	175,331	175,548

Total stockholders’ equity	1,939,402	1,916,299

Total liabilities and stockholders’ equity	$7,043,563	$6,802,739

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: May 10, 2006	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary